Taxes on Income - Schedule of Deferred Tax Liabilities and Assets (Details) - USD ($) $ in Thousands		Dec. 31, 2025	Dec. 31, 2024
Schedule of Deferred Tax Liabilities and Assets [Abstract]
Net operating loss carry-forward	[1]	$ 4,991	$ 6,180
Net capital loss carry-forward	[1]	6,840	6,840
Allowances and provisions		277	202
Intangible assets, net		310	(124)
Deferred tax assets, gross		12,418	13,098
Valuation allowance	[2]	(11,168)	(12,098)
Net deferred tax Assets		$ 1,250	$ 1,000

[1]	See Note 14b.
[2]

Up and until December 31, 2023, the Company has provided full valuation allowances on deferred tax assets that result from tax loss carry forward and other reserves and allowances due to its history of operating and capital losses and uncertainty about the ability to realize these deferred tax assets in the future.

In the year 2024, the Company recognized a deferred tax asset for the first time in recent years in the amount of $1,000, resulting from the possibility of utilizing losses carried forward in one of the group companies. In the year 2025, the Company increased the deferred tax asset by an additional $250. The total deferred tax asset was recorded in the amount of $1,250, which is expected to be utilized in 2025-2027.